Power Income Fund Class A: PWRAX Class C: PWRCX Class I: PWRIX	Power Dividend Index Fund Class A: PWDAX Class C: PWDCX Class I: PWDIX
Power Momentum Index Fund Class A: MOJAX Class C: MOJCX Class I: MOJOX	Power Global Tactical Allocation/JAForlines Fund Class A: GTAAX Class C: GLACX Class I: GTAIX
Power Floating Rate Index Fund Class A: FLOAX Class C: FLOCX Class I: FLOTX	Power Dividend Mid-Cap Index Fund Class A: DMCAX Class C: DMCCX Class I: DMCIX

PROSPECTUS

October 30, 2018

Advised by

One International Place

Suite 2920

Boston, MA 02110

www.powermutualfunds.com                                               1-877-7-PWRINC

(1-877-779-7462)

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY - POWER INCOME FUND	1
FUND SUMMARY - POWER DIVIDEND INDEX FUND	5
FUND SUMMARY - POWER MOMENTUM INDEX FUND	8
FUND SUMMARY - POWER GLOBAL TACTICAL ALLOCATION/JAFORLINES FUND	11
FUND SUMMARY - POWER FLOATING RATE INDEX FUND	15
FUND SUMMARY - POWER DIVIDEND MID-CAP INDEX FUND	18
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	21
Investment Objective	21
Principal Investment Strategies	21
Principal Investment Risks	25
Temporary Investments	30
Portfolio Holdings Disclosure	30
Cybersecurity	30
MANAGEMENT	31
Investment Adviser	31
Portfolio Managers	32
HOW SHARES ARE PRICED	33
HOW TO PURCHASE SHARES	34
HOW TO REDEEM SHARES	37
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	39
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	40
DISTRIBUTION OF SHARES	41
Distributor	41
Distribution Fees	41
Additional Compensation to Financial Intermediaries	41
Householding	41
FINANCIAL HIGHLIGHTS	42
Appendix A	53
Privacy Notice	55

POWER INCOME FUND - FUND SUMMARY

Investment Objectives: The Power Income Fund’s (the “Fund”) primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 34 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses(1)	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,119	$1,563	$2,790
Class C	$286	$877	$1,494	$3,157
Class I	$186	$576	$990	$2,148

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 274% of the average value of its portfolio.

The Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing in income-producing fixed income and alternative strategy exchange-traded funds (“ETFs”). The adviser invests Fund assets in ETFs without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. The Fund considers alternative strategy ETFs to be those that invest in commodities, currencies and other alternative assets. The Fund may also invest in ETFs that primarily invest in dividend-paying equity securities of U.S., foreign and emerging market issuers.

1

The Fund considers emerging market issuers to be those countries represented in the MSCI Emerging Markets Index. In pursuing its investment objectives, the Fund may also invest in other mutual funds that are advised by the Fund’s adviser.

The adviser seeks to achieve the Fund’s secondary investment objective by reallocating the Fund’s investment portfolio to short-term maturity fixed income ETFs when it believes fixed income markets will decline. During such periods, the Fund may invest up to 100% of its assets in such short-term maturity fixed income ETFs. Accordingly, the Fund may not be able to achieve its primary investment objective of total return during these periods.

The adviser tactically allocates the Fund’s assets based on credit research and long-term market trends. In selecting ETFs for the Fund’s portfolio, the adviser consider an ETF’s underlying holdings, the investment exposure of the ETF and its liquidity. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in ETFs and mutual funds.

•	Affiliated Fund Risk. The Fund may invest in other mutual funds that are also advised by the Fund’s adviser (the “Affiliated Funds”). The Adviser, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Affiliated Funds. The Adviser may receive more revenue to the extent it selects Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Adviser may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Affiliated Funds
•	Commodities Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Currency Risk. If the Fund invests in ETFs that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s exposure to foreign currency-denominated securities may reduce the Fund’s returns.
•	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Duration is the measure of the sensitivity of a debt security to changes in market interest rates. For example, if interest rates increase by 1%, a fixed income security with a duration of two years will decrease in value by approximately 2%.
•	Emerging Market Risk. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.
•	ETF Risk. ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in fixed income securities and equities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance.
•	Foreign Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
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•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Master-Limited Partnership (MLPs) Risk. Investments in MLPs and MLP related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
•	Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of particular security in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.
•	Mutual Fund Risk. Mutual funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying mutual funds is subject to its own specific risks, but the adviser expects the principal investments risks of such mutual funds will be similar to the risks of investing in the Fund.
•	REIT Risk. Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
•	Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.powermutualfunds.com or by calling 1-877-7-PWRINC.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	3/31/2012	3.98%
Worst Quarter:	9/30/2011	(3.72)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2018, was 0.52%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I shares	One Year	Five Years	Since Inception (9/14/2010)
Return before taxes	3.42%	2.70%	2.91%
Return after taxes on distributions	1.71%	1.52%	1.73%
Return after taxes on distributions and sale of Fund shares	1.93%	1.52%	1.74%
Class A Return before taxes	(2.11)%	1.37%	1.94%
Class C Return before taxes	2.39%	N/A	1.19%*
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	2.95%

* Class C shares of the Power Income Fund commenced operations on November 25, 2014

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.

The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Investment Adviser: W.E. Donoghue & Co., LLC is the Fund’s investment adviser.

Portfolio Managers: Richard E. Molari, COO of the adviser, Jeffrey R. Thompson, CEO of the adviser and William B. Dowler, Treasurer and Chief Compliance Officer of the adviser, John Forlines, CIO of the adviser and Robert Shea, President of the adviser each serve the Fund as a Portfolio Co-Manager. Each Portfolio Co-Manager is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Thompson and Mr. Dowler have each served the Fund as a Portfolio Co-Manager since it commenced operations in 2010. Mr. Molari has served the Fund as a Portfolio Co-Manager since October 2016. Mr. Forlines and Mr. Shea have served the Fund as Portfolio Co-Managers since October 2018.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. The minimum initial and subsequent investment for Class A shares is $1,000 and $100, respectively. The minimum initial and subsequent investment for Class C shares is $2,500 and $500, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

POWER DIVIDEND INDEX FUND - FUND SUMMARY

Investment Objectives: The Power Dividend Index Fund’s (the “Fund”) primary investment objective is total return from income and capital appreciation. Capital Preservation is a secondary objective of the Fund.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 34 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.44%	2.19%	1.19%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$639	$933	$1,248	$2,138
Class C	$222	$685	$1,175	$2,524
Class I	$121	$378	$654	$1,443

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 265% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing in equally-weighted stocks at the beginning of each quarter that produced the highest dividend yields from each of the ten industry sectors that comprise the S&P 500 Index on an annual basis. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend producing securities. The Fund will invest in 50 common stocks from the universe of stocks represented in the S&P 500 Index which are also constituents of the S-Network Sector Dividend Dogs Index (“SDOGX”). The adviser uses a total return variation of the SDOGX Index to signal investment into and out of these 50 common stocks. If the Fund holds an investment in common stock of a company that is removed from the S&P 500 Index, that position will be sold.

5

The Fund is predicated upon and has entered a licensing agreement with SDOGX for its proprietary Power Dividend Index Portfolio which tracks the SDOGX Index of 50 stocks (five from each of the then Global Industry Classification Standard (“GICS”) Sectors which comprise the S&P 500 Index), as determined by the highest dividend yields as of November of each year. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Dividend Index, and the Fund. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative.

The adviser seeks to achieve the Fund’s secondary investment objective by hedging the equity portfolio when its defensive tactical overlay determines a sell. The adviser hedges the portfolio by increasing allocations to cash equivalents or U.S. Treasury securities if the adviser determines the Fund should adopt a temporary defensive position due to market conditions. While the Fund is a diversified fund, it may invest in fewer securities that other diversified funds.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund:

•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Index Constitution Risk. The Power Dividend Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Hedging Risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses by hedging with underlying money market funds if stock prices do not decline.
•	Management Risk. The adviser’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular equities in which the Fund invests, or the direction of the capital markets in general may prove to be incorrect and may not produce the desired results.
•	Underlying Fund Risk. If money market funds are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize money market mutual funds when it is in a defensive position.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.powermutualfunds or by calling 1-877-7-PWRINC.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	6/30/2014	7.53%
Worst Quarter:	9/30/2015	(2.26)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2018, was (2.37)%.

6

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I shares	One Year	Since Inception (11/7/2013)
Return before taxes	11.42%	8.31%
Return after taxes on distributions	10.54%	7.60%
Return after taxes on distributions and sale of Fund shares	7.14%	6.39%
Class A Return before taxes	5.68%	6.75%
Class C Return before taxes*	10.37%	4.62%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	21.83%	10.96%

* Class C Shares commenced operations on November 25, 2014

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A shares, which are not shown, will vary from those of Class I shares.

The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Investment Adviser: W.E. Donoghue & Co., LLC is the Fund’s investment adviser.

Portfolio Managers: Richard E. Molari, COO of the adviser, Jeffrey R. Thompson, CEO of the adviser and William B. Dowler, Treasurer and Chief Compliance Officer of the adviser, John Forlines, CIO of the adviser and Robert Shea, President of the adviser each serve the Fund as a Portfolio Co-Manager. Each Portfolio Co-Manager is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Thompson and Mr. Dowler have each served the Fund as a Portfolio Co-Manager since it commenced operations in 2013. Mr. Molari has served the Fund as a Portfolio Co-Manager since October 2016. Mr. Forlines and Mr. Shea have served the Fund as Portfolio Co-Managers since October 2018. Each portfolio manager is jointly and individually responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

POWER MOMENTUM INDEX FUND - FUND SUMMARY

Investment Objectives: The Power Momentum Index Fund’s (the “Fund”) primary investment objective is capital growth with a secondary objective of generating income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 34 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.66%	0.66%	0.66%
Acquired Fund Fees and Expenses(1)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.95%	2.70%	1.70%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$688	$1,082	$1,500	$2,661
Class C	$273	$838	$1,430	$3,032
Class I	$173	$536	$923	$2,009

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 484% of the average value of its portfolio.

8

Principal Investment Strategies: The adviser seeks to achieve the Fund’s objectives by investing in equally-weighted stocks at the beginning of each quarter that produced the highest risk-adjusted returns for the previous calendar quarter from each of the ten industry sectors (REITS are excluded) that comprise the S&P 500 Index. The Fund seeks to replicate the returns of the adviser’s proprietary W.E. Donoghue Power Momentum Index. The Fund is predicated upon and has entered a licensing agreement with S-Network Sharpe Ratio Large Cap Index (“SHRPX”) for the Power Momentum Index which tracks the SHRPX Index of 50 stocks (five from each of the ten Global Industry Classification Standard (“GICS”) Sectors which comprise the S&P 500 Index), as determined by the highest risk-adjusted returns from the previous quarter and will reconstitute and rebalance each calendar quarter thereafter. The adviser uses a total return variation of the SHRPX Index to signal investment into and out of these 50 common stocks. The Fund invests in common stocks from the universe of stocks represented in the S&P 500 Index which are also constituents of the SHRPX Index. The SHRPX Index selects the five stocks in each of the ten sectors that make up the S&P 500 Index that have the highest 90-day Sharpe ratio. Sharpe ratio is a measure of a stock’s risk-adjusted return. This methodology is designed to convey the benefits of risk-adjusted returns, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Momentum Index, and the Fund. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative. If the Fund holds an investment in common stock of a company that is removed from the S&P 500 Index, that position will be sold.

When the adviser’s defensive tactical overlay indicates a defensive position, the adviser will increase allocations to cash equivalents such as money market funds or U.S. Treasury securities in an attempt to mitigate market risk. Technical indicators are utilized on each sector individually to determine whether to be in a bullish or defensive posture.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the Power Momentum Index. While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund:

•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Hedging Risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses by hedging with underlying money market funds if stock prices do not decline.
•	Index Construction Risk. The Power Momentum Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Management Risk. The adviser’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular equities in which the Fund invests, or the direction of the capital markets in general may prove to be incorrect and may not produce the desired results.
•	Tracking Risk. Securities in which the Fund invests will not be able to replicate exactly the performance of the Power Momentum Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, securities in which the Fund invests will incur expenses not incurred by Power Momentum Index.
•	Underlying Fund Risk. If money market funds are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize money market mutual funds when it is in a defensive position.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.powermutualfunds or by calling 1-877-7-PWRINC.

9

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	9/30/17	5.78%
Worst Quarter:	3/31/17	0.69%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2018, was 1.89%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I shares	One Year	Since Inception (12/23/2016)
Return before taxes	15.26%	13.56%
Return after taxes on distributions	13.14%	11.52%
Return after taxes on distributions and sale of Fund shares	8.79%	9.49%
Class A Return before taxes	9.25%	7.72%
Class C Return before taxes	14.20%	12.53%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	21.83%	20.04%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A shares, which are not shown, will vary from those of Class I shares.

The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Investment Adviser: W.E. Donoghue & Co., LLC is the Fund’s investment adviser.

Portfolio Managers: Richard E. Molari, COO of the adviser, Jeffrey R. Thompson, CEO of the adviser, and William B. Dowler, Treasurer and Chief Compliance Officer of the adviser, John Forlines, CIO of the adviser and Robert Shea, President of the adviser each serve the Fund as a Portfolio Co-Manager. Each Portfolio Co-Manager is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Molari, Mr. Thompson and Mr. Dowler have each served the Fund as a Portfolio Co-Manager since it commenced operations in 2016. Mr. Forlines and Mr. Shea have served the Fund as Portfolio Co-Managers since October 2018. Each portfolio manager is jointly and individually responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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POWER GLOBAL TACTICAL ALLOCATION/JAFORLINES FUND - FUND SUMMARY

Investment Objectives: The Power Global Tactical Allocation/JAForlines Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 34 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses(1)(2)	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.33%
(1)	Based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$653	$974	$1,317	$2,284
Class C	$236	$727	$1,245	$2,666
Class I	$135	$421	$729	$1,601

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

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Principal Investment Strategies: The Fund seeks long-term capital appreciation by diversifying the Fund’s portfolio across several different asset classes that have low, or negative, correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the Fund’s portfolio should be lower than some, or all, of the underlying asset classes if they were held individually. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further reduce the risk of the portfolio.

The Fund’s adviser seeks to achieve the Fund’s investment objective by investing in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, that represent three major asset classes: equities, fixed income, and alternative investments. ETFs are a type of investment company whose shares are traded on a securities exchange. ETNs are structured notes whose returns are based upon the performance of one or more underlying indicators. The ETFs and ETNs in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign and emerging market common stocks, (3) U.S. fixed income securities, (4) foreign and emerging market fixed income securities or (5) alternative investments including real estate investment trusts (REITs), master-limited partnerships (MLPs) and commodities. Equity ETFs may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income ETFs without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency.

Under normal circumstances, the Fund invests at least 40% (or 30% if conditions are not favorable) of the Fund’s net assets plus any amounts of borrowing in global securities. The Fund defines global securities as securities of non-U.S. entities and Underlying Funds that invest primarily in securities issued by non- U.S. entities. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index.

MLPs owned by an ETF in which the Fund invests typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.

The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest the Fund’s assets in cash or cash equivalents as a potential defense against volatile market downturns. Allocations within each asset class are based on a macro, top-down approach focusing on fundamental credit-driven research and data to measure risk of each holding and the portfolio as a whole.

The adviser may engage in frequent trading of securities in managing the Fund’s portfolio.

Principal Investment Risks: As with all mutual Fund, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in ETFs, ETNs and mutual Fund.

•	Commodities Risk. Investing in the commodities markets may subject the Fund to greater volatility than investment exposure to traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund or an ETF in which the Fund invests, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Duration is the measure of the sensitivity of a debt security to changes in market interest rates. For example, if interest rates increase by 1%, a fixed income security with a duration of two years will decrease in value by approximately 2%.
•	Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
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•	ETF Risk. ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other Fund that invest directly in equity and fixed income securities. Each ETF is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.
•	Foreign Securities Risk. Because the Fund’s investments may include exposure to foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund or an ETF in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the ability to sell bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Limited History of Operations Risk. The Fund is a new mutual fund and has limited history of operations for investors to evaluate
•	Management Risk. The adviser’s judgments about the potential attractiveness of buying and selling certain securities may not produce the desired results.
•	Master-Limited Partnership Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
o	Energy-related MLP Risk. Risks of energy-related MLPs include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of such securities.
•	REIT Risk. The value of the Fund’s investment exposure to REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
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•	Small and Mid-Cap Capitalization Company Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.powermutualfunds.com or by calling 1-877-7-PWRINC.

Investment Adviser: W.E. Donoghue & Co., LLC is the Fund’s investment adviser.

Portfolio Managers: John Forlines, CIO of the adviser, Robert Shea, President of the adviser, Jeffrey R. Thompson, CEO of the adviser, William B. Dowler, Treasurer and Chief Compliance Officer of the adviser and Richard E. Molari, COO of the adviser, and have each served the Fund as a Portfolio Co-Manager since it commenced operations in April 2018. Each portfolio manager is jointly and individually responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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POWER FLOATING RATE INDEX FUND - FUND SUMMARY

Investment Objectives: The Power Floating Rate Index Fund’s (the “Fund”) primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 34 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.48%	1.48%	0.50%
Acquired Fund Fees and Expenses(1)(2)	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	3.04%	3.79%	1.81%
Fee Waiver and/or Expense Reimbursement(2)	(0.13)%	(0.13)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	2.91%	3.66%	1.81%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 2.25%, 3.00%, and 2.00% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$779	$1,381	$2,006	$3,679
Class C	$368	$1,146	$1,942	$4,019
Class I	$184	$569	$980	$2,127

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

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Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by managing the Fund in a manner that seeks to track the W.E. Donoghue & Co., LLC Power Floating Rate Index (the “Power Floating Rate Index”). The Fund’s adviser determined the methodology for the creation of the Power Floating Rate Index, which is ultimately calculated by Standard & Poor’s Custom Indices.

The Power Floating Rate Index is comprised of, and the Fund will invest primarily in, exchange-traded funds (“ETFs”) and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments, high yield bond (also known as “junk bonds”) as well as short-term Treasury ETFs, money market funds or U.S. Treasury securities. The Power Floating Rate Index Fund limits allocation to high yield bonds to 15%, is broadly diversified, and is reconstituted annually and rebalanced annually.

The Power Floating Rate Index uses a total return variation of the S-Network Floating Rate Index to signal investment into and out of the constituent securities of the S-Network Floating Rate Index. The S-Network Floating Rate Index is comprised of ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds. Similarly, the S-Network Floating Rate Index limits allocation to high yield bonds to 15%, is broadly diversified and is reconstituted and rebalanced annually. The Power Floating Rate Index’s methodology is based on a model that indicates a favorable or defensive market position based on technical trends in the exponential moving average of S-Network Floating Rate Index. The exponential moving average is the average of an index’s value over a certain time frame. The exponential moving average methodology gives greater weighting to more recent index values than index values from the beginning of the relevant time period. The Power Floating Rate Index’s model consists of two equally weighted components that each track the S-Network Floating Rate Index’s exponential moving averages over different time frames. When a component of the Power Floating Rate Index’s model indicates a favorable market position, 50% of the Power Floating Rate Index (and consequently, the Fund) will be invested in ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds (the components of the S-Network Floating Rate Fund Index). When a component of the Power Floating Rate Index’s model indicates a defensive position, 50% of the Power Floating Rate Index (and the Fund) increases allocations to short-term Treasury ETFs, money market funds or U.S. Treasury securities in an attempt to mitigate market risk.

Accordingly, the Fund will be invested as follows depending on the market signals produced by each component of the Power Floating Rate Fund Index:

•	If both components indicate a favorable market, the Fund will be fully invested in ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds
•	If one component indicates a favorable market and the other component indicates a defensive market, 50% of the Fund’s net assets will be invested in ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds and the other 50% of the Fund’s assets will be invested in cash equivalents such as money market funds or U.S. Treasury securities
•	If both components indicate a defensive market, the Fund will be fully invested in short-term Treasury ETFs, money market funds or U.S. Treasury securities

The Fund may also use leverage (borrowing) to gain additional exposure to floating rate investments and high yield securities when the adviser believes that such investments are in a position to increase in value over time.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the Power Floating Rate Index. Changes in constituent securities that make up the Power Floating Rate Index will normally be implemented for the Fund’s portfolio on the same trading day as the Power Floating Rate Index, the Fund may engage in frequent trading of its portfolio which will result in a high portfolio turnover rate.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in ETFs and mutual funds.

•	Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans.
•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance.
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•	Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.
•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Index Construction Risk. The Power Floating Rate Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund
•	Index Tracking Risk. Investment in the Fund should be made with the understanding that the underlying funds in which the Fund invests will not be able to replicate exactly the performance of the index the Fund tracks because the total return generated by the securities will be reduced by the Fund’s expenses including any transaction costs incurred in adjusting the actual balance of the securities.
•	Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.
•	Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.
•	Management Risk. The adviser’s judgments about the potential attractiveness of following an index may not produce the desired results.
•	Mutual Fund and ETF Risk. Mutual funds and ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other funds that invest directly in fixed income securities. Inverse mutual funds tend to limit the Fund’s participation in overall market-wide gains. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.
•	Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.powermutualfunds.com or by calling 1-877-7-PWRINC.

Investment Adviser: W.E. Donoghue & Co., LLC is the Fund’s investment adviser.

Portfolio Managers: Richard E. Molari, COO of the adviser, Jeffrey R. Thompson, CEO of the adviser, and William B. Dowler, Treasurer and Chief Compliance Officer of the adviser, John Forlines, CIO of the adviser and Robert Shea, President of the adviser each serve the Fund as a Portfolio Co-Manager. Mr. Molari, Mr. Thompson and Mr. Dowler each have served the Fund as a Portfolio Co-Manager since it commenced operations in 2017. Mr. Forlines and Mr. Shea have served the Fund as Portfolio Co-Managers since October 2018. Each portfolio manager is jointly and individually responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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POWER DIVIDEND MID-CAP INDEX FUND - FUND SUMMARY

Investment Objectives: The Power Dividend Mid-Cap Index Fund’s (the “Fund”) primary investment objective is to maximize total return from income and capital appreciation with the preservation of capital as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 34 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.18%	1.18	0.91
Acquired Fund Fees and Expenses(1)(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.44%	3.19%	1.92%
Fee Waiver and/or Expense Reimbursement(2)	(0.18)%	(0.18)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	2.26%	3.01%	1.92%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 2.25%, 3.00%, and 2.00% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,206	$1,720	$3,125
Class C	$304	$967	$1,653	$3,482
Class I	$195	$603	$1,037	$2,243

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by managing the Fund in a manner that seeks to track the W.E. Donoghue & Co., Power Dividend Mid-Cap Index (the “Power Dividend Mid-Cap Index”). The Fund’s adviser determined the methodology for the creation of the Power Dividend Mid-Cap Index, which is ultimately calculated by Standard & Poor’s Custom Indices. For purposes of this prospectus, “mid-cap” issuers are U.S. companies with an unadjusted marked capitalization of between $1.6 billion and $6.8 billion.

The Power Dividend Mid-Cap Index is comprised of, and the Fund will primarily invest in, individual stocks with high-dividend yields or short-term Treasury exchange-traded funds (“ETFs”). The Power Dividend Mid-Cap Index is predicated, in part, on the S-Network Mid-Cap Dividend Index. The S-Network Mid-Cap Dividend Index is comprised of the 50 stocks from each of the eleven Global Industry Classification Standard (“GICS”) sectors with the highest dividend yields as of the last trading day of May. The Power Dividend Mid-Cap Index’s methodology is based on a model that indicates a favorable or defensive market position based on technical trends in the exponential moving average of the S-Network Mid-Cap Dividend Index. The exponential moving average is the average of an index’s value over a certain time frame. The exponential moving average methodology gives greater weighting to more recent index values than index values from the beginning of the relevant time period. When in a favorable market position, the Power Dividend Mid-Cap Index is invested in the constituent securities that make up the S-Network Mid-Cap Dividend Index. When in a defensive market position, the Power Dividend Mid-Cap Index will be invested in the S&P/BG Cantor 1-3 Year U.S. Treasury Bond Index, which means that the Fund’s portfolio will be invested in short term Treasury ETFs to obtain that exposure. The Power Dividend Mid-Cap Index and the Fund’s portfolio will rebalance holdings quarterly and reconstitute annually.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the Power Dividend Mid-Cap Index. Changes in constituent securities that make up the Power Dividend Mid-Cap Index will normally be implemented for the Fund’s portfolio on the same trading day. In seeking to track the Power Dividend Mid-Cap Index, the Fund may engage in frequent trading of its portfolio which will result in a high portfolio turnover rate.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund:

•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETF Risk. ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other ETFs and may be higher than ETFs that invest directly in fixed income securities. Each ETF is subject to specific risks, depending on the nature of the fund.
•	Index Construction Risk. The Power Dividend Mid-Cap Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Index Tracking Risk. Investment in the Fund should be made with the understanding that the underlying securities and funds in which the Fund invests will not be able to replicate exactly the performance of the index the Fund tracks because the total return generated by the securities will be reduced by the Fund’s expenses including any transaction costs incurred in adjusting the actual balance of the securities.
•	Limited History of Operations Risk. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.
•	Management Risk. The adviser’s judgments about the potential attractiveness of following an index may not produce the desired results.
•	Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs.
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Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.powermutualfunds.com or by calling 1-877-7-PWRINC.

Investment Adviser: W.E. Donoghue & Co., LLC is the Fund’s investment adviser.

Portfolio Managers: Richard E. Molari, COO of the adviser, Jeffrey R. Thompson, CEO of the adviser, and William B. Dowler, Treasurer and Chief Compliance Officer of the adviser, John Forlines, CIO of the adviser and Robert Shea, President of the adviser each serve the Fund as a Portfolio Co-Manager. Mr. Molari, Mr. Thompson and Mr. Dowler each have served the Fund as a Portfolio Co-Manager since it commenced operations in 2017. Mr. Forlines and Mr. Shea have served the Fund as Portfolio Co-Managers since October 2018. Each portfolio manager is jointly and individually responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The primary investment objective of the Power Income Fund is total return from income and capital appreciation with capital preservation as a secondary objective.

The primary investment objective of the Power Dividend Index Fund is total return from dividend income and capital appreciation. Capital Preservation is a secondary objective of the Fund. The Fund’s investment objectives and its 80% investment policy may be changed by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders. If the Fund’s 80% investment policy is changed, this may necessitate the Fund also change its name.

The primary investment objective of the Power Momentum Index Fund is capital growth with a secondary objective of generating income.

The primary investment objective of the Power Global Tactical Allocation/JAForlines Fund is long-term capital appreciation.

The primary investment objective of the Power Floating Rate Index Fund is total return from income and capital appreciation with capital preservation as a secondary objective.

The primary investment objective of the Power Dividend Mid-Cap Index Fund’s primary investment objective is to maximize total return from income and capital appreciation with the preservation of capital as a secondary objective.

Each Fund’s investment objectives may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

Power Income Fund

The Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing in income-producing fixed income and alternative strategy exchange-traded funds (“ETFs”). The adviser invests Fund assets in ETFs without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income ETFs may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the adviser to be of similar credit quality. The Fund considers alternative strategy ETFs to be those that invest in commodities, currencies and other alternative assets. The Fund may also invest in ETFs that primarily invest in dividend-paying equity securities of U.S., foreign and emerging market issuers. In pursuing its investment objectives, the Fund may also invest in other mutual funds that are advised by the Fund’s adviser. The adviser does not select individual securities but instead, invests the Fund’s assets in ETFs and mutual funds.

The adviser’s investment process combines a Tactical and Strategic top-down macro approach to asset allocation with a global orientation. The portfolio invests in ETFs that feature high yields across three asset classes - fixed income, equity and alternatives- by taking a long-term secular view with tactical positioning during the shorter-term business and credit cycles. The adviser bases investment decisions on fundamental credit-driven research. The adviser seeks to identify long-term global trends and invest in asset classes the adviser believes will appreciate in value as these trends continue.

The adviser seeks to achieve the Fund’s secondary investment objective by reallocating the Fund’s investment portfolio to short-term maturity fixed income ETFs when it believes fixed income markets will decline. During such periods, the Fund may invest up to 100% of its assets in such short-term maturity fixed income ETFs. Accordingly, the Fund may not be able to achieve its primary investment objective of total return during these periods.

The adviser tactically allocates the Fund’s assets based on credit research and long-term market trends. In selecting ETFs for the Fund’s portfolio, the adviser considers an ETF’s underlying holdings, the investment exposure of the ETF and its liquidity. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

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Power Dividend Index Fund

Under normal circumstances, the Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing primarily in stocks that produce the highest dividend yields from each of the ten industry sectors (excluding REITS) that comprise the S&P 500 Index and the Fund will invest at least 80% of its net assets in such dividend-producing securities. The Power Dividend Index and Fund are divided equally into the following 10 GICS Sectors (excluding REITS) that comprise the S&P 500 Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities. The adviser uses a total return variation of the SDOGX Index to signal investment into and out of these 50 common stocks.

The Fund is predicated upon and has entered a licensing agreement with the Standard & Poors 500 (S&P 500) stock market index and the S-Network Sector Dividend Dogs Index (“SDOGX”) and for and in connection with its proprietary Power Dividend Index Portfolio which tracks the SDOGX Index of 50 stocks (five from each of the then GICS sectors which comprise the S&P 500 Index), as determined by the highest dividend yields as of November of each year, then employs its defensive tactical overlay described below. The adviser buys equity securities when it believes prices are stable or improving and will sell them when it believes prices will fall significantly, when the adviser determines the Fund should adopt a temporary defensive position. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

The “W.E. Donoghue Power Dividend Index” is a product of S&P Dow Jones Indices LLC, and has been licensed for use by W.E. Donoghue & Co., LLC. W.E. Donoghue & Co., LLC’s Power Dividend Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates, or S-Network Global Indexes Inc., and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates or S-Network Global Indexes make any representation regarding the advisability of investing in such product(s).

Adviser’s Technical Trend Analysis

The adviser utilizes its rules-based, tactical asset allocation methodology and will manage the Fund’s investment portfolio, in part, by using its technical trend analysis strategy. This strategy identifies investment trends utilizing the adviser’s proprietary model system. This system tracks the changing prices of securities and identifies their momentum. The relative strength of the market is evaluated to identify whether the market is bullish or bearish. The adviser will employ its proprietary defensive trading system to determine when to switch between equity securities and money market funds or cash equivalents. The adviser believes this is a relatively conservative approach to defensive trading to manage risks and back out of the market and into defensive positions when conditions warrant will reduce the portfolio volatility and therefore reduce risk. The adviser believes its technical trend strategy, which moves between fully invested and defensive positions, will reduce losses during a downturn and participate in gains during upturns. This collection of models and the adviser’s technical trend analysis, in general, operate according to the momentum of the markets, and not on subjective judgments.

The adviser buys securities when its proprietary trend analysis is a BUY and sells them when it’s analysis indicates it move to a temporary defensive position and SELL. The Fund invests in specific companies in the S&P 500 Index with the highest dividend yields as of November of each year, as determined by the S&P 500 Index and the SDOGX Index. The stocks selected for inclusion in the Power Dividend Index and the Fund are equally weighted and the stock weightings are rebalanced quarterly. If a stock held by the Fund is removed from the S&P 500 Index intra-quarter, the Fund will also sell the stock. Conversely, the adviser’s technical models may reclassify the market as in a downtrend, thus identifying it as a potential sell candidate. While the adviser does not anticipate a higher turnover rate, it may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

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Power Momentum Index Fund

Under normal circumstances, the adviser seeks to achieve the Fund’s investment objectives by investing in equally-weighted stocks at the beginning of each quarter that produced the highest risk-adjusted returns from each of the ten industry sectors that comprise the S&P 500 Index on an annual basis. The Fund seeks to replicate the returns of the adviser’s proprietary Power Momentum Index. The Fund invests in common stocks from the universe of stocks represented in the S&P 500 Index which are also constituents of the S-Network Sharpe Ratio Large Cap Index (“SHRPX”). The SHRPX Index selects the five stocks in each of the ten sectors that make up the S&P 500 Index that have the highest 90-day Sharpe ratio. Sharpe ratio is a measure of a stock’s risk-adjusted return. The adviser uses a total return variation of the SHRPX Index to signal investment into and out of these 50 common stocks. If the Fund holds an investment in common stock of a company that is removed from the S&P 500 Index, that position will be sold.

The Fund is predicated upon and has entered a licensing agreement with the Standard & Poors 500 (S&P 500) stock market index and the S-Network Sharpe Ratio Large Cap Index (“SHRPX”) and for and in connection with its proprietary Power Momentum Index Portfolio which tracks the SHRPX Index of 50 stocks (five from each of the then GICS sectors which comprise the S&P 500 Index), as determined by the highest risk adjusted returns for the previous calendar quarter, then employs its defensive tactical overlay described below. The adviser buys equity securities when it believes prices are stable or improving and will sell them when it believes prices will fall significantly or when the adviser determines the Fund should adopt a temporary defensive position. Technical indicators are utilized on each sector individually to determine whether to be in a bullish or defensive posture. When the adviser’s defensive tactical overlay indicates a defensive position, the adviser will increase allocations to cash equivalents such as money market funds or U.S. Treasury securities in an attempt to mitigate market risk.

The “W.E. Donoghue Power Momentum Index” is wholly owned by W.E. Donoghue & Co., LLC. “W.E. Donoghue Power Momentum Index” uses the total return variants of the S&P 500 sector indexes to determine allocation into and out of relevant sectors of the S-Network Sharpe Ratio Index. The S&P Sector Indexes and the S-Network Sharpe Ratio Index have been licensed for use by W.E. Donoghue & Co., LLC. W.E. Donoghue & Co., LLC’s Power Momentum Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Adviser’s Technical Trend Analysis

The adviser utilizes its rules-based, tactical asset allocation methodology and will manage the Fund’s investment portfolio, in part, by using its technical trend analysis strategy. This strategy identifies investment trends utilizing the adviser’s proprietary model system. This system tracks the changing prices of securities and identifies their momentum. The relative strength of the market is evaluated to identify whether the market is bullish or bearish. The adviser will employ its proprietary defensive trading system to determine when to switch between equity securities and short tern treasury securities or cash equivalents. The adviser believes this is a relatively conservative portfolio approach to defensive trading to manage risks and back out of the market and into defensive positions when conditions warrant. The adviser believes its technical trend strategy, which moves between fully invested and defensive positions in each separate sector, will reduce losses during a downturn and participate in gains during upturns. This collection of models and the adviser’s technical trend analysis, in general, operate according to the momentum of the markets, and not on subjective judgments.

The adviser buys securities when its proprietary trend analysis is a BUY and sells them when its analysis indicates it move to a temporary defensive position and SELL. The Fund invests in specific companies in the S&P 500 Index with the highest risk-adjusted returns for the previous calendar quarter as determined by the S&P 500 Index and the SHRPX Index. The stocks selected for inclusion in the Power Momentum Index and the Fund are equally weighted and the stock weightings are rebalanced quarterly. If a stock held by the Fund is removed by the S&P 500 intra-quarter, the Fund will also sell the stock. Conversely, the adviser’s technical models may reclassify the market as in a downtrend, thus identifying it as a potential sell candidate. Technical indicators are utilized on each sector individually to determine whether to be in a bullish or defensive posture. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

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Power Global Tactical Allocation/JAForlines Fund

The Fund seeks to achieve its investment objective by investing in ETFs and ETNs, through a dynamic, multi-asset portfolio of equity, fixed income and alternative investments. The adviser intends to utilize liquid, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), collectively, exchange-traded products (“ETPs”), to capture upside potential while protecting assets in periods of market weakness. ETFs are a type of investment company whose shares are traded on a securities exchange. ETNs are structured notes whose returns are based upon the performance of one or more underlying indicators.

The adviser’s approach is to select equity, fixed income and alternative investment ranges and then rate and select a variety of sub-asset ETPs based on their risk/return rating. Additionally, sectors within each sub-asset class are in turn rated. This approach provides a sophisticated and multi-asset sector rotation that reflects the adviser’s fundamental research orientation. The Fund intends to hold fixed income investments in almost all market conditions, but there is wide discretion in percentage holdings of equities and alternatives.

The adviser utilizes a macro top down approach focusing on fundamental credit driven research and data. The adviser will tactically adjust the Fund to shorter-term influences of credit, economic, political, and business cycles using fundamental top-down financial conditions analysis.

Under normal circumstances, the Fund invests at least 40% (or 30% if conditions are not favorable) of the Fund’s net assets plus any amounts of borrowing in global securities. The Fund defines global securities as securities of non-U.S. entities and Underlying Funds that invest primarily in securities issued by non- U.S. entities. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index.

Master-limited partnerships (MLPs) owned by an ETF in which the Fund invests typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.

Power Floating Rate Index Fund

The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by managing the Fund in a manner that seeks to track the Power Floating Rate Index. The Fund’s adviser determined the methodology for the creation of the Power Floating Rate Index, which is ultimately calculated by Standard & Poor’s Custom Indices.

The Power Floating Rate Index is comprised of, and the Fund will invest primarily in, ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds as well as short-term Treasury ETFs, money market funds or U.S. Treasury securities. The Power Floating Rate Index limits allocation to high yield bonds to 15%, is broadly diversified, and is reconstituted annually and rebalanced annually. The Power Floating Rate Index uses the total return variation of the S-Network Floating Rate Index to signal investment into and out of the S-Network Floating Rate Index. Like the Power Floating Rate Index, the S-Network Floating Rate Index comprises ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds. Similarly, the S-Network Floating Rate Index limits allocation to high yield bonds to 15%, is broadly diversified and is reconstituted annually and rebalanced annually.

The Power Floating Rate Index’s methodology is based on a model that indicates a favorable or defensive market position based on technical trends in the exponential moving average of S-Network Floating Rate Index. The exponential moving average is the average of an index’s value over a certain time frame. The exponential moving average methodology gives greater weighting to more recent index values than index values from the beginning of the relevant time period. There are two exponential moving average crossovers implemented in the investment strategy used for the Fund. These tactical components are utilized to determine whether to be invested in constituent securities of the S-Network Floating Rate Index or in short-term Treasury ETFs. When the shorter term exponential moving average is below the longer term exponential moving average, then the strategy will move to short-term treasuries. When the shorter term exponential moving average is above the longer term moving average then the strategy is invested. When both of the exponential moving averages are above their respective longer term moving averages then the strategy may employ leverage of 20% to gain additional exposure.

The Fund may also use leverage (borrowing) to gain additional exposure to floating rate investments and high-yield securities when the adviser believes that such investments are in a position to increase in value over time.

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Power Dividend Mid-Cap Index Fund

The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by managing the Fund in a manner that seeks to track the Power Dividend Mid-Cap Index. The Fund’s adviser determined the methodology for the creation of the Power Dividend Mid-Cap Index, which is ultimately calculated by Standard & Poor’s Custom Indices. For purposes of this prospectus, “mid-cap” issuers are U.S. companies with an unadjusted marked capitalization of between $1.6 billion and $6.8 billion.

The Power Dividend Mid-Cap Index is comprised of, and the Fund will primarily invest in, individual stocks with high-dividend yields or short-term Treasury ETFs. The Power Dividend Mid-Cap Index, which is predicated upon the S-Network Mid-Cap Dividend Index, employs an intermediate term tactical overlay to determine whether to be in a bullish or defensive posture based on technical trends in the exponential moving average of the S-Network Mid-Cap Dividend Index. The exponential moving average is the average of an index’s value over a certain time frame. The exponential moving average methodology gives greater weighting to more recent index values than index values from the beginning of the relevant time period. The tactical overlay will shift the assets to short-term treasuries predicated upon technical analysis, should market conditions warrant. When in a bullish posture, the index methodology selects 50 stocks derived from eleven of the Global Industry Classification Standard sectors that make up the S-Network Mid-Cap Dividend Index which offer the highest dividend yields as of the last trading day of May. The Power Dividend Mid-Cap Index is cap weighted into the following eleven GICS sectors: Consumer Discretionary, Consumer Staples, Energy, Financials, Healthcare, Industrials, Information Technology, Materials, Telecommunications, REITs and Utilities. The Power Dividend Mid-Cap Index will carry a minimum 4% weight and a maximum 20% weight to each sector (Information Technology & Telecommunications are combined for these calculations). All constituents of the Power Dividend Mid-Cap Index must be constituents of the S-Network Mid-Cap Index with the exception of the REIT sector.

When in a defensive position, the Power Dividend Mid-Cap Index will be invested in the S&P/BG Cantor 1-3 Year U.S. Treasury Bond Index, which means that the Fund’s portfolio will be invested in short term Treasury ETFs to obtain exposure. When in a bullish posture, the Power Dividend Mid-Cap Index and the Fund’s portfolio will rebalance holdings quarterly and reconstitute annually.

Principal Investment Risks:

The following risks apply to the Funds through its investments in ETFs and mutual funds.

•	Bank Loan Risk. (Power Floating Rate Index Fund only) The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.
•	Commodities Risk. (Power Income Fund & Power Global Tactical Allocation/JAForlines Fund only) The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
•	Credit Risk. (Power Global Tactical Allocation/JAForlines Fund only) There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Currency Risk. (Power Income Fund) Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.
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•	Duration Risk. (Power Income Fund and Power Global Tactical Allocation/JAForlines Fund) Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Duration is the measure of the sensitivity of a debt security to changes in market interest rates. For example, if interest rates increase by 1%, a fixed income security with a duration of two years will decrease in value by approximately 2%.
•	Emerging Markets Risk. (Power Income Fund & Power Global Tactical Allocation/JAForlines Fund only) The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
•	Equity Risk. (Power Dividend Index Fund, Power Momentum Index Fund & Power Dividend Mid-Cap Index Fund only) The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETF Risk. (Power Income only) ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other ETFs and may be higher than other mutual funds that invest directly in securities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track.
o	Strategy Risk. Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk.
o	Tracking Risk. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or index. In addition, the funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the funds may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and mutual funds’ ability to track their applicable indices.
•	ETN Risk. (Power Global Tactical Allocation/JAForlines Fund only) ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific
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market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

•	Fixed Income Risk. (Power Income Fund & Power Floating Rate Index Fund only) When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks and high yield securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	Floating Rate Risk. (Power Floating Rate Index Fund only) Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (the “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to the Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.
•	Foreign Securities Risk. (Power Income Fund & Power Global Tactical Allocation/JAForlines Fund only) To the extent the Fund has exposure to foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.
•	Hedging Risk. (Power Dividend Index Fund & Power Momentum Index Fund only) Inverse S&P 500 Index-linked mutual funds and ETFs may not effectively hedge the Fund’s junk bond holdings. Additionally, inverse U.S. Treasury-linked mutual funds and ETFs may not effectively hedge interest rate risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses on the hedging vehicle while also suffering losses on the junk or U.S. Treasury bonds that were intended to benefit from the hedge.
•	Index Construction Risk (Power Dividend Fund, Power Momentum Index Fund, Power Floating Rate Index Fund and Power Dividend Mid-Cap Index Fund) Each Fund’s Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Index Tracking Risk. (Power Dividend Fund, Power Momentum Index, Power Floating Rate Index Fund & Power Dividend Mid-Cap Index Fund only) Investment in the Fund should be made with the understanding that the underlying funds in which the Fund invests will not be able to replicate exactly the performance of the index the Fund tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the underlying funds in which the Fund invests will incur expenses not incurred by an index. Certain securities comprising the index tracked by the Fund may, from time to time, temporarily be unavailable, which may further impede the Fund’s ability to track an index.
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•	Interest Rate Risk. (Power Global Tactical Allocation/JAForlines Fund only) Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.
•	Junk Bond Risk. (Power Income Fund, Power Global Tactical Allocation/JAForlines Fund & Power Floating Rate Index Fund only) Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Large Capitalization Company Risk. (Power Global Tactical Allocation/JAForlines Fund only) Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Leverage Risk. (Power Floating Rate Index Fund and Power Global) The Fund’s use of leverage (borrowing) may amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
•	Limited History of Operations Risk. (Power Dividend Mid-Cap Index Fund and Power Global Tactical Allocation/JAForlines Fund) The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of individual and institutional accounts. As a result, the adviser may not achieve its intended result in managing the Fund.
•	Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser’s allocation of the Fund’s assets between hedged and unhedged positions using its investment strategy. The adviser’s objective judgments, based its investment strategies, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results.
•	Master-Limited Partnership Risk. (Power Income Fund and Power Global Tactical Allocation/JAForlines Fund only) Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
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o	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
o	Energy-related Risk. Risks of energy-related MLPs include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of such securities.
•	Mutual Fund and ETF Risk. (All Funds but Power Income Fund) Mutual funds and ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in fixed income securities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Mutual funds and ETFs may employ leverage. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track.
o	Inverse Risk. Under certain circumstances, the adviser may invest in mutual funds, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. Inverse funds are designed to rise in price when security prices are falling. Inverse index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if a fund’s current benchmark is 100% of the inverse of the XYZ Index and the fund meets its objective, the value of the inverse fund will tend to increase on a daily basis when the value of the underlying index decreases (if the XYZ Index goes down 5% then the inverse fund’s value should go up 5%). Conversely, when the value of the underlying index increases, the value of the inverse fund’s shares tends to decrease on a daily basis (if the XYZ Index goes up 5% then the inverse fund’s value should go down 5%).
o	Leverage Risk. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying index upon which they are based. For example, if an ETF’s current benchmark is 200% of the XYZ Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the XYZ Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the XYZ Index goes down 10% then the leveraged ETF’s value should go down 20%).
o	Strategy Risk. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk.
o	Tracking Risk. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or index. In addition, the funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the funds may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and mutual funds’ ability to track their applicable indices.
•	REIT Risk. (Power Income Fund and Power Global Tactical Allocation/JAForlines Fund only) The Fund’s investment exposure to REITs may subject the fund to the following additional risks: declines in the value of real estate, changes in interest rates, lack of available mortgage Fund or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws and regulations, casualty or condemnation losses and tax consequences of the failure of a REIT to comply with tax law requirements. The Fund will bear a proportionate share of the REIT’s ongoing operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.
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•	Small and Mid-Capitalization Company Risk. (Power Global Tactical Allocation/JAForlines Fund only) The stocks of small and mid-capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
•	Turnover Risk. (Power Income Fund, Power Global Tactical Allocation/JAForlines Fund & Power Floating Rate Index Fund only) A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Underlying Funds Risk. (Power Income Fund, Power Dividend Index Fund & Power Momentum Index Fund only) If money market funds are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize money market mutual funds when it is in a defensive position.

Temporary Defensive Investments: To respond to adverse market, economic, political or other conditions, the Power Income Fund, Power Dividend Index Fund and Power Momentum Index Fund (collectively, the “Funds”) may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Funds are in a defensive position, the opportunity to achieve their investment objectives will be limited.

Portfolio Holdings Disclosure: A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-7-PWRINC.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser: W.E. Donoghue & Co., LLC, located at One International Place, Suite 2920, Boston, MA 02110, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Funds’ business affairs. The adviser is responsible for selecting the Funds’ investments according to its investment objective, polices, and restrictions. The adviser was established in 1986 for the purpose of advising individuals and institutions. As of June 30, 2018, the adviser had $3.21 billion in assets under management or under advisement.

Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Investment Advisory Agreement”), each Fund pays the adviser, on a monthly basis, an annual advisory renewal fee based on a percentage of the respective Fund’s average daily net assets. A discussion regarding the basis for the Trust’s Board of Trustees (the “Board”) renewal of the Investment Advisory Agreement for each Fund is available in the semi-annual shareholder report dated December 31, 2017, except for Power Global which is available in the Fund’s annual shareholder report dated June 30, 2018.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least October 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 2.25%, 3.00% and 2.00% of all Funds except, Power Global Tactical Allocation/JAForlines Fund, will not exceed 1.45%, 2.20% and 1.20% of the average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

FUND	ADVISORY FEE
Power Income Fund	1.00%
Power Dividend Index Fund	1.00%
Power Momentum Index Fund	1.00%
Power Global Tactical Allocation/JAForlines Fund	0.75%
Power Dividend Mid-Cap Index Fund	1.00%
Power Floating Rate Index Fund	0.65%

For the fiscal year ended June 30, 2018, the Adviser received a net advisory fee from each Fund in an amount below (as a percentage of each Fund’s average daily net assets):

FUND	FEE RECEIVED
Power Income Fund	1.00%
Power Dividend Index Fund	1.00%
Power Momentum Index Fund	1.04%
Power Global Tactical Allocation/JAForlines Fund	0.46%
Power Dividend Mid-Cap Index Fund	1.00%
Power Floating Rate Index Fund	0.65%

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Portfolio Managers:

Richard E. Molari – Chief Operations Officer

Mr. Molari is an accomplished investment management operations and global trading specialist with over fifteen years of industry experience. He has extensive knowledge of international equity, fixed income and currency markets as well as back and middle office operations, portfolio accounting and compliance regulations. Rick joined W.E. Donoghue & Co., LLC in 2014 to manage the trading and operations team.

Prior to his current role, Rick spent nine years at a multi-billion dollar Boston based global hedge fund, trading international equities and managing trade operations. He started his professional career in fund accounting and back office administration with BISYS Hedge Fund Services Inc. Rick holds a dual Bachelor’s of Science degree from Northeastern University in Finance and Entrepreneurship. He is currently an active member of the Boston Securities Traders Association and the Boston Security Analysts Society.

Jeffrey R. Thompson – Chief Executive Officer

Mr. Thompson has served as the adviser’s Principal and previously Senior Vice President since 1999. He currently holds a Series 65. In addition, Mr. Thompson is a corporate officer as well as a member of the adviser’s Investment Policy Committee. Previously, Mr. Thompson worked as an Account Executive for national and super regional firms Lehman Brothers, Gruntal & Co., and Cowen & Co. from 1992-1996. There he worked with individual investors as well as institutional investors recommending and trading individual securities. Additionally, BTS Asset Management employed Mr. Thompson from 1996-1998 as a Regional Vice President providing investment advisory services to institutional clients. Mr. Thompson has more than 22 years’ experience in the financial services industry.

John A. Forlines – Chief Investment Officer (Power Global Tactical Allocation/JAForlines Fund only)

Mr. Forlines has served as Chief Investment Officer of W.E. Donoghue & Co., LLC since joining the firm in 2018. Prior to joining the adviser, Mr. Forlines was Chairman and CIO of JAForlines Global, an independent investment adviser, since its inception in 2000. Mr. Forlines is an Executive in Residence in the Department of Economics at Duke where he teaches classes in behavioral finance and decision making.

In addition to his work at W.E. Donoghue and Duke University, Mr. Forlines is the Managing Partner of the Forlines Family Office, which is active primarily in charitable support for education in the United States. Mr. Forlines enjoyed a long career with J.P. Morgan from 1985-2000, serving various roles within the firm, including Vice President of Structured Products, Co-Head of the U.S. Private Equity Group, Managing Director in the Securities Business Development Group and Managing Director and Co-Head of U.S. Tech, Media & Telecom Investment Banking.

Robert Shea – President

Mr. Shea is the President of W.E. Donoghue & Co., LLC. Prior to joining the adviser in January 2018, he served as CEO and Co-Chair of the Investment Committee at JAForlines Global since 2014. Mr. Shea also served as the Portfolio Manager at American Independence Fund Services from 2013 to 2014. Mr. Shea is a former partner at Goldman Sachs and was a founder and CIO of AsiaSource Capital, a partnership based in the U.S. and Singapore. Spending 14 years at Goldman Sachs, Mr. Shea was partner in charge of cash equity and sector based proprietary trading and also served as a member of Goldman’s Equity Division Risk and Global Trading Committees.

William B. Dowler – Treasurer and Chief Compliance Officer

Mr. Dowler has served as the adviser’s Principal and Vice President and Chief Compliance Officer since 2002. Mr. Dowler has had two separate occasions to work for W.E. Donoghue & Co., LLC (1994-1999 and 2002 to present). Mr. Dowler is a corporate officer as well as a member of the adviser’s Investment Policy Committee. Mr. Dowler holds a Series 65, as well as Life, Accident and Health Insurance Brokerage Licenses. Previously, Mr. Dowler worked as an investment professional with independent and national firms, such as Advisory Group Equity Services, Jefferson Pilot Securities and Franklin Securities. Prior to working as being an investment professional, Mr. Dowler was an assistant manager of mutual fund operations with State Street Bank and Trust, Co. Mr. Dowler has more than 26 years’ experience in the financial services industry.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of each Fund.

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HOW SHARES ARE PRICED

Shares of the Funds are sold at net asset value (“NAV”). The NAV of the Funds are determined at close of regular trading (normally 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Funds, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Funds, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Funds’ NAVs will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities, if any, are not determined at the same time of day as the NAVs for the Funds. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Funds prices their shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAVs, the adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Funds’ assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Funds: Class A, Class C and Class I shares. The Funds offer these three classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are the ongoing fees, minimum investment, and sales charges. Class A shares pay sales charges up to 5.00%, and Class C and Class I shares do not pay such fees. Class A shares pay an annual fee of 0.25% for distribution expenses pursuant to a plan under Rule 12b-1, Class C shares pay an annual fee of 1.00% for distribution expenses pursuant to a plan under Rule 12b-1, and Class I shares do not pay such fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Funds represents interest in the same portfolio of investments within the Fund. The Funds and the adviser reserve the right to waive sales charges and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares of the Funds are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the Class A shares is $1,000 and the minimum subsequent investment is $100. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one class of either Fund, you should notify that Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The following sales charges apply to your purchases of Class A shares of the Funds:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Under $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.25%
$100,000 to $249,999	3.00%	3.09%	2.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.
(2)	Represents the amount of the sales charge retained by the dealer.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A Shares of another fund for an investment in either Fund;
•	a current or former director or trustee of either Fund;
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Funds’ adviser or its affiliates or of a broker-dealer authorized to sell shares of the funds;
•	purchasing shares through the Funds’ adviser; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Funds.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures on your intermediary. Please consult your financial adviser for further information.

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Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Funds as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds’ distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Funds as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Funds from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of the Funds which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares the Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Funds, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Funds’ distributor may receive an annualized commission of up to 1.00% of the purchase price of Class C shares, paid on a monthly basis following the sale of those shares.

The minimum initial investment in the Class C shares of the Power Income Fund and the Power Dividend Index Fund is $2,500 and the minimum subsequent investment is $500.

The minimum initial investment in the Class C shares of the Power Momentum Index Fund is $1,000 and the minimum subsequent investment is $100.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. The minimum initial investment in the Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Funds to purchase, you should consider your investment goals, present and future amounts you may invest in the Funds, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses of the Fund section for the Funds in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

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Purchasing Shares: You may purchase shares of the Funds by sending a completed application form to the following address:

via Regular Mail: Power Mutual Fund Family c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Power Mutual Fund Family c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-877-7-PWRINC for more information about the Funds’ Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at
1-877-7-PWRINC for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment for Class A shares is $1,000 and $100, respectively. The minimum initial investment for Class C shares of the Power Income Fund and the Power Dividend Index Fund is $2,500 and the minimum subsequent investment is $500. The minimum initial investment for the Class C shares for the Power Momentum Index Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for Class I shares is $100,000. There is no minimum investment requirement for Class I shares or when you are buying shares by reinvesting dividends and distributions from the Funds. The Funds reserve the right to waive any investment minimum.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share, plus any applicable sales charge, next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 P.M. (Eastern Time) will be processed on that same day. Requests received after 4:00 P.M. will be processed on the next business day.

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Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund,

•         the dollar amount of shares to be purchased,

•         a completed purchase application or investment stub, and

•         a check payable to the “Power Mutual Fund Family”.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-7-PWRINC for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

The Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail: Power Mutual Fund Family c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Power Mutual Fund Family c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-7-PWRINC. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-877-7-PWRINC for more information about the Automatic Withdrawal Plan.

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Redemptions in Kind: The Funds reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Funds’ assets. The securities will be chosen by the Funds and valued under the Funds’ net asset value procedures. To the extent feasible and if in the best interests of all Fund shareholders, redemptions in kind will be paid with a pro rata allocation of the Fund’s portfolio securities. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order”. To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed.
A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Funds,
•	you request that a redemption be mailed to an address other than that on record with the Funds,
•	the proceeds of a requested redemption exceed $50,000,
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Funds falls below $1,000 for Class A shares, $1,000 for Class C shares, or $100,000 for Class I shares, the Funds may notify you that, unless the account is brought up to the appropriate account minimum within 60 days of the notice, your account could be closed. After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the appropriate account minimum due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all of the Funds’ shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds commits a staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds intend to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 of the 1940 Act which allows the Funds to pay the Funds’ distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of a Fund’s average daily net assets attributable to Class A shares and up to 1.00% of a Fund’s average daily net assets attributable to Class C shares.

The Funds’ distributor and other entities are paid pursuant to the Plan, pursuant to the Plan, for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Funds shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Funds’ distributor, its affiliates, and the Funds’ adviser may each, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Funds will mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-7-PWRINC on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

41

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in one of the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds, except for the Power Global Tactical Allocation/JAForlines Fund, has been derived from the financial statements audited by BBD, LLP, the Funds’ previous auditor, whose report, along with the Fund’s financial statements, are included in the Funds’ June 30, 2018 annual report, which is available upon request. This information for the Power Global Tactical Allocation/JAForlines Fund, has been derived from the financial statements audited by Deloitte.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Power Income Fund
	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$ 10.05	$9.85	$9.76	$10.34	$9.96
Activity from investment operations:
Net investment income(1)	0.27	0.26	0.02	0.18	0.39
Net realized and unrealized gain (loss) on investments	(0.34)	0.21	0.13	(0.57)	0.33
Total from investment operations	(0.07)	0.47	0.15	(0.39)	0.72
Less distributions from:
Net investment income	(0.28)	(0.27)	(0.06)	(0.19)	(0.34)
Total distributions	(0.28)	(0.27)	(0.06)	(0.19)	(0.34)
Net asset value, end of year	$ 9.70	$10.05	$9.85	$9.76	$10.34
Total return(2)	(0.72)%	4.78%	1.53%	(3.81)%	7.30%
Net assets, at end of year (000s)	$ 26,645	$33,484	$29,161	$28,058	$31,472
Ratio of expenses to average net assets(3)	1.54%	1.52%	1.53%	1.49%	1.52%
Ratio of net investment income to average net assets(3,4)	2.74%	2.62%	0.17%	1.83%	3.89%
Portfolio Turnover Rate	274%	253%	238%	554%	93%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

42

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Power Income Fund
	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015(1)
Net asset value, beginning of period	$ 9.95	$9.78	$9.75	$9.99
Activity from investment operations:
Net investment income (loss)(2)	0.19	0.19	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	(0.33)	0.19	0.12	(0.26)
Total from investment operations	(0.14)	0.38	0.07	(0.14)
Less distributions from:
Net investment income	(0.21)	(0.21)	(0.04)	(0.10)
Total distributions	(0.21)	(0.21)	(0.04)	(0.10)
Net asset value, end of period	$ 9.60	$9.95	$9.78	$9.75
Total return(3)	(1.41)%	3.93%	0.73%	(1.37	)%(4)
Net assets, at end of period (000s)	$ 4,861	$3,913	$3,234	$2,319
Ratio of expenses to average net assets(5)	2.29%	2.27%	2.28%	2.18	%(6)
Ratio of net investment income (loss) to average net assets(5,7)	1.95%	1.92%	(0.47)%	1.98	%(6)
Portfolio Turnover Rate	274%	253%	238%	554	%(8)

(1)	The Power Income Fund’s Class C shares commenced operations November 25, 2014.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(4)	Not annualized.
(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.

43

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Power Income Fund
	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$ 10.06	$9.85	$9.75	$10.33	$9.95
Activity from investment operations:
Net investment income(1)	0.30	0.29	0.02	0.21	0.42
Net realized and unrealized gain (loss) on investments	(0.34)	0.21	0.14	(0.58)	0.32
Total from investment operations	(0.04)	0.50	0.16	(0.37)	0.74
Less distributions from:
Net investment income	(0.31)	(0.29)	(0.06)	(0.21)	(0.36)
Total distributions	(0.31)	(0.29)	(0.06)	(0.21)	(0.36)
Net asset value, end of year	$ 9.71	$10.06	$9.85	$9.75	$10.33
Total return(2)	(0.47)%	5.07%	1.70%	(3.57)%	7.56%
Net assets, at end of year (000s)	$ 133,392	$171,214	$165,290	$232,718	$295,316
Ratio of expenses to average net assets(3)	1.29%	1.27%	1.28%	1.25%	1.27%
Ratio of net investment income to average net assets(3,4)	3.01%	2.89%	0.24%	2.06%	4.14%
Portfolio Turnover Rate	274%	253%	238%	554%	93%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

44

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Power Dividend Index Fund
	Class A

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2018	2017	2016	2015		2014(1)
Net asset value, beginning of period	$ 11.75	$10.94	$10.78	$11.14		$10.00
Activity from investment operations:
Net investment income(2)	0.28	0.29	0.01	0.29		0.17
Net realized and unrealized gain (loss) on investments	(0.07)	0.79	0.38	(0.38)		1.10
Total from investment operations	0.21	1.08	0.39	(0.09)		1.27
Less distributions from:
Net investment income	(0.27)	(0.27)	(0.02)	(0.27)		(0.13)
Net realized gains	(0.09)	—	(0.19)	(0.00	)(3)	—
Return of capital	—	—	(0.02)	—		—
Total distributions	(0.36)	(0.27)	(0.23)	(0.27)		(0.13)
Paid-in-Capital From Redemption Fees(2,3)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of period	$ 11.60	$11.75	$10.94	$10.78		$11.14
Total return(4)	1.65%	9.94%	3.75%	(0.81)%		12.79	%(5)
Net assets, at end of period (000s)	$ 124,630	$276,098	$162,875	$100,736		$29,407
Ratio of expenses to average net assets	1.43%	1.45%	1.50%	1.51%		1.75	%(6)
Ratio of net investment income to average net assets	2.27%	2.49%	0.08%	2.61%		2.46	%(6)
Portfolio Turnover Rate	265%	56%	99%	77%		22	%(5)

(1)	The Power Dividend Index Fund’s Class A shares commenced operations November 7, 2013.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(5)	Not annualized.
(6)	Annualized.
45

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Power Dividend Index Fund
	Class C

	Year Ended		Year Ended	Year Ended		Period Ended
	June 30,		June 30,	June 30,		June 30,
	2018		2017	2016		2015(1)
Net asset value, beginning of period	$ 11.67		$10.88	$10.77		$11.51
Activity from investment operations:
Net investment income (loss)(2)	0.18		0.20	(0.07)		0.11
Net realized and unrealized gain (loss) on investments	(0.07)		0.78	0.37		(0.68)
Total from investment operations	0.11		0.98	0.30		(0.57)
Less distributions from:
Net investment income	(0.18)		(0.19)	(0.00	)(3)	(0.17)
Net realized gains	(0.09)		—	(0.19)		(0.00	)(3)
Total distributions	(0.27)		(0.19)	(0.19)		(0.17)
Paid-in-Capital From Redemption Fees(2,3)	0.00		0.00	0.00		0.00
Net asset value, end of period	$ 11.51		$11.67	$10.88		$10.77
Total return(4)	0.85%	(5)	9.07%	2.97%		(4.96	)%(5)
Net assets, at end of period (000s)	$ 52,777		$53,076	$30,411		$12,825
Ratio of expenses to average net assets	2.18%		2.20%	2.25%		2.36	%(6)
Ratio of net investment income (loss) to average net assets	1.52%		1.73%	(0.66)%		1.72	%(6)
Portfolio Turnover Rate	265%		56%	99%		77	%(7)

(1)	The Power Dividend Index Fund’s Class C shares commenced operations November 25, 2014.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(6)	Not annualized.
(7)	Annualized.
(8)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.
46

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Power Dividend Index Fund
	Class I

	Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
	June 30,		June 30,	June 30,	June 30,		June 30,
	2018		2017	2016	2015		2014(1)
Net asset value, beginning of period	$ 11.76		$10.95	$10.78	$11.14		$10.00
Activity from investment operations:
Net investment income(2)	0.31		0.32	0.02	0.32		0.18
Net realized and unrealized gain (loss) on investments	(0.08)		0.79	0.40	(0.39)		1.10
Total from investment operations	0.23		1.11	0.42	(0.07)		1.28
Less distributions from:
Net investment income	(0.30)		(0.30)	(0.04)	(0.29)		(0.14)
Net realized gains	(0.09)		—	(0.19)	(0.00	)(3)	—
Return of capital	—		—	(0.02)	—		—
Total distributions	(0.39)		(0.30)	(0.25)	(0.29)		(0.14)
Paid-in-Capital From Redemption Fees(2,3)	0.00		0.00	0.00	0.00		0.00
Net asset value, end of period	$ 11.60		$11.76	$10.95	$10.78		$11.14
Total return(4)	1.84%	(5)	10.19%	4.05%	(0.59)%		12.79	%(6)
Net assets, at end of period (000s)	$ 567,854		$434,322	$273,188	$245,339		$97,896
Ratio of expenses to average net assets	1.18%		1.20%	1.25%	1.25%		1.50	%(7)
Ratio of net investment income to average net assets	2.51%		2.71%	0.16%	2.88%		2.68	%(7)
Portfolio Turnover Rate	265%		56%	99%	77%		22	%(6)

(1)	The Power Dividend Index Fund’s Class I shares commenced operations November 7, 2013.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(6)	Not annualized.
(7)	Annualized.
47

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Power Momentum Index Fund
	Class A

	Year Ended		Period Ended
	June 30,		June 30,
	2018		2017(1)
Net asset value, beginning of period	$ 10.20		$10.00
Activity from investment operations:
Net investment income (loss)(2)	(0.01)		(0.04)
Net realized and unrealized gain on investments	0.94		0.25
Total from investment operations	0.93		0.21
Less distributions from:
Net investment income	—		(0.01)
Net realized gains	(0.50)		—
Total distributions	(0.50)		(0.01)
Paid-in-Capital From Redemption Fees(2,3)	0.00		0.00
Net asset value, end of period	$ 10.63		$10.20
Total return(4)	8.99%	(5)	2.14%
Net assets, at end of period (000’s)	$ 3,420		$185
Ratio of expenses to average net assets before fee waivers/recapture	1.86%		2.37%
Ratio of net expenses after waiver/recapture to average net assets	1.91%		2.25%
Ratio of net investment loss to average net assets	(0.09)%		(0.68)%
Portfolio Turnover Rate	484%		240%

(1)	The Power Momentum Index Fund commenced operations December 23, 2016.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 8.68%.
(6)	Not annualized.
(7)	Annualized.
(8)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.
48

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Power Momentum Index Fund
	Class C

	Year Ended		Period Ended
	June 30,		June 30,
	2018		2017(1)
Net asset value, beginning of period	$ 10.17		$ 10.00
Activity from investment operations:
Net investment income (loss)(2)	(0.09)		(0.06)
Net realized and unrealized gain on investments	0.93		0.24
Total from investment operations	0.84		0.18
Less distributions from:
Net investment income	—		(0.01)
Net realized gains	(0.50)		—
Total distributions	(0.50)		(0.01)
Paid-in-Capital From Redemption Fees(2,3)	0.00		0.00
Net asset value, end of period	$ 10.51		$ 10.17
Total return(4)	8.11%	(5,6)	1.84%	(7)
Net assets, at end of period	$ 1,845		$ 532
Ratio of expenses to average net assets before fee waivers	2.66%		3.00%	(8)
Ratio of net expenses after waiver to average net assets	2.66%		3.00%	(8)
Ratio of net investment loss to average net assets	(0.89)%		(1.25)%	(8)
Portfolio Turnover Rate	484%		240%	(7)

(1)	The Power Momentum Index Fund commenced operations December 23, 2016.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 7.80%
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Not annualized.
(8)	Annualized.
49

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Power Global Tactical Allocation/JAForlines Fund
	Class A	Class C	Class I

	Period Ended	Period Ended	Period Ended
	June 30,	June 30,	June 30,
	2018(1)	2018(1)	2018(1)
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Activity from investment operations:
Net investment gain(2)	0.01	0.06	0.11
Net realized and unrealized gain on investments	(0.10)	(0.17)	(0.19)
Total from investment operations	(0.09)	(0.11)	(0.08)
Less distributions from:
Net investment income	(0.03)	(0.03)	(0.04)
Total distributions	(0.03)	(0.03)	(0.04)
Paid-in-Capital From Redemption Fees(2,3)	0.00	0.00	0.00
Net asset value, end of period (000’s)	$ 9.88	$ 9.86	$ 9.88
Total return(4,5)	(0.85)%	(1.14)%	(0.83)%
Net assets, at end of period	$ 12,060	$ 600	$ 93,740
Ratio of expenses to average net assets before Advisory fee waiver(6,7)	1.71%	2.46%	1.46%
Ratio of net expenses to average net assets(6,7)	1.45%	2.20%	1.20%
Ratio of net investment income to average net assets(7)	3.56%	2.53%	4.36%
Portfolio Turnover Rate(5)	11%	11%	11%

(1)	The Power Global Tactical Allocation/JAForlines Fund commenced operations April 6, 2018.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(5)	Not annualized.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expense of underlying investment companies in which the Fund invests.
(7)	Annualized.
50

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Power Dividend Mid-Cap Index Fund
	Class A	Class C	Class I

	Period Ended	Period Ended	Period Ended
	June 30,	June 30,	June 30,
	2018(1)	2018(1)	2018(1)
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Activity from investment operations:
Net investment income(2)	0.07	0.04	0.10
Net realized and unrealized loss on investments	(0.15)	(0.16)	(0.16)
Total from investment operations	(0.08)	(0.12)	(0.06)
Less distributions from:
Net investment income	(0.09)	(0.07)	(0.10)
Total distributions	(0.09)	(0.07)	(0.10)
Paid-in-Capital From Redemption Fees(2,3)	0.00	0.00	0.00
Net asset value, end of period	$ 9.83	$ 9.81	$ 9.84
Total return(4,5)	(0.80)%	(1.23)%	(0.64)%
Net assets, at end of period (000’s)	$ 332	$ 400	$ 22,830
Ratio of expenses to average net assets before fee waivers(6)	2.43%	3.18%	1.91%
Ratio of net expenses to average net assets(6)	2.25%	3.00%	1.89%
Ratio of net investment income to average net assets(6)	1.33%	0.72%	1.92%
Portfolio Turnover Rate(5)	98%	98%	98%

(1)	The Power Dividend Mid-Cap Index Fund commenced operations December 27, 2017.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(5)	Not annualized.
(6)	Annualized.
51

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Power Floating Rate Index Fund
	Class A		Class C		Class I

	Period Ended		Period Ended		Period Ended
	June 30,		June 30,		June 30,
	2018(1)		2018(1)		2018(1)
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00
Activity from investment operations:
Net investment income(2)	0.12		0.07		0.17
Net realized and unrealized loss on investments	(0.10)		(0.08)		(0.10)
Total from investment operations	0.02		(0.01)		0.07
Less distributions from:
Net investment income	(0.14)		(0.20)		(0.15)
Total distributions	(0.14)		(0.20)		(0.15)
Paid-in-Capital From Redemption Fees(2,3)	0.00	(3)	—		0.00	(3)
Net asset value, end of period	$ 9.88		$ 9.79		$ 9.92
Total return(4,5)	0.17%		(0.11)%		0.66%
Net assets, at end of period (000’s)	$ 46		$ 100	(6)	$ 72,373
Ratio of expenses to average net assets before fee waivers(7)	2.38%		3.13%		1.15%
Ratio of net expenses to average net assets(7,9)	2.25%		3.00%		1.13%
Ratio of net investment income to average net assets(7,8,9)	2.31%		1.33%		3.40%
Portfolio Turnover Rate(5)	9%		9%		9%

(1)	The Power Floating Rate Index Fund commenced operations December 27, 2017.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(5)	Not annualized.
(6)	Not in 000’s.
(7)	Annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expense of underlying investment companies in which the Fund invests.
52

APPENDIX A

ADDITIONAL INFORMATION ABOUT POWER DIVIDEND INDEX

The Power Dividend Index Fund is predicated upon its proprietary “W.E. Donoghue Power Dividend Index” which tracks the S-Network Sector Dividend Dogs Index (“SDOGX”). The SDOGX Index of 50 stocks (five from each of the then GICS Sectors which comprise the S&P 500 Index), as determined by the highest dividend yields as of November of each year. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The index was created and is maintained by S-Network Global Indexes, Inc. (“S-Network”). SDOGX is a portfolio of fifty stocks derived from the S&P 500 Index. The SDOGX methodology selects the five stocks in each of the ten GICS sectors (excluding REITS) that make up the S&P 500 which offer the highest dividend yields as of the last trading day of November. The stocks selected for inclusion in the portfolio are equally weighted. SDOGX divides into the following ten GICS sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities. The adviser applies its defensive tactical overlay as described below for its proprietary index and the Fund. The adviser buys equity securities when it believes prices are stable or improving and sells them when it believes prices will fall.

The W.E. Donoghue Power Dividend Index was recently created by the adviser and consequently, the historical return information presented is based primarily upon a back tested methodology. The performance data for the period from November 27, 2012 to present represents the actual returns of the Index; Information prior to November 27, 2012 represents data generated using a back tested methodology.

Index Construction

All constituents of SDOGX, and consequently the W.E. Donoghue Power Dividend Index, must be constituents of the S&P 500. The selection criteria for the S&P 500 include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. Individual securities to be included in the index are selected based on a ranking system within each sector that selects the five stocks in each sector with the highest dividend yield as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price.

All stocks selected for inclusion in the index are equally weighted at the beginning of each quarter and share weights are based on prices as of the close of trading on the second Friday of the rebalancing month. If there are less than 5 eligible securities represented in any GICS sector as of the snapshot date, the index will include only those securities which qualify. All constituents are equally weighted as of the record date. The index is rebalanced quarterly, at the close of trading on the third Friday of the last month of each calendar quarter. The Adviser then applies its technical trend analysis and proprietary defensive trading system to determine when to switch between equity securities and money market or cash equivalents in each GICS sector.

Set forth below is yearly and since-inception back-tested performance of the index and various benchmarks over the same time period.

Historical Returns

W.E. Donoghue Power Dividend Index Calendar Year Returns

Index	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Power Dividend Index	32.89%	17.52%	5.45%	20.73%	1.26%	1.52%	41.88%	20.33%	2.80%	11.24%	34.99%	15.61%	(4.20)%	16.03%	13.18%
S&P 500 TR	28.68%	10.88%	4.91%	15.79%	5.49%	(37.00)%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69	1.38%	11.96%	21.83%

Index	1 Yr.	2 Yr.	3 Yr.	4 Yr.	5 Yr.	6 Yr.	7 Yr.	8 Yr.	9 Yr.	10 Yr.	Since Inception
Power Dividend Index	5.48%	7.81%	9.74%	6.93%	9.62%	12.08%	12.41%	11.91%	12.79%	14.46%	12.60%
S&P 500TR	17.91%	18.26%	17.31%	12.55%	13.95%	14.83%	16.91%	14.81%	14.29%	11.97%	5.75%

53

W.E. Donoghue Power Dividend Index Annualized Index Returns

January 1, 2000 – September 30, 2017

Past performance does not guarantee future results. The index returns do not represent the performance of the Fund. The indexes do not charge any fees, including management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Investors cannot invest directly in an index. In addition, the result actual investors in the Fund might have achieved would have differed from these shown because of, among other things, differences in the timing, amounts of their investments and fees and expenses associates with an investment in the Fund.

The W.E. Donoghue Power Dividend Index is a product of S&P Dow Jones Indices LLC, and has been licensed for use by W.E. Donoghue & Co., LLC. W.E. Donoghue & Co., LLC’s Power Dividend Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates, or S-Network Global Indexes Inc. and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates or S-Network Global Indexes make any representation regarding the advisability of investing in such product(s).

SDOGX is the exclusive property of S-Network and the adviser uses SDOGX pursuant to an exclusive licensing agreement with S-Network. S-Network has contracted with Morningstar to calculate and maintain the SDOGX. Morningstar shall have no liability for any errors or omissions in calculating the SDOGX.

54

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
55

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
56

Power Mutual Fund Family

Adviser	W.E. Donoghue & Co., LLC One International Place, Suite 2920 Boston, MA 02110	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 695 Town Center Drive, Suite 1200 Costa Mesa, CA 92636	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, National Association 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated October 30, 2018 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Funds; investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-7-PWRINC or visit www.powermutualfunds.com. You may also write to:

Power Mutual Fund Family

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-2172030